UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012 (November 9, 2012)

OVERNEAR, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54119	27-3101494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9595 Wilshire Blvd., Suite 900
Beverly Hills, CA 90212
 (Address of Principal Executive offices)(Zip Code)

(310) 744-6060
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act   (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The information described in Item 3.02 below with respect to the Series A Preferred Stock Offering is incorporated herein by reference in its entirety.

Item 3.02  Unregistered Sales of Equity Securities

Series A Preferred Stock Offering

As of November 29, 2012, OverNear, Inc., a Nevada corporation (the “Registrant” or the “Company”), pursuant to the terms and conditions of those certain  Subscription Agreements (the "Subscription Agreements"), in connection with a private placement offering  (the “Offering”) of  units (the "Units"), at a per Unit purchase price of $30,000, the Company has issued and sold an aggregate of ten (10) Units to ten accredited investors for aggregate gross proceeds of $300,000. Each Unit consists of (i) 120,000 shares of the Company's Series A Preferred Stock, par value $.001 (the “Shares” or the “Series A Preferred Stock”), and (ii) a five-year redeemable warrant (collectively, the “Warrants”) to purchase 120,000 shares of the Company’s common stock, par value $.001 (the “Common Stock”), exercisable at an exercise price of $0.50 per share. The Company paid cash commissions equal to an aggregate of $15,000 and $4,500 in connection with a non-accountable expense allowance to the placement agent in connection with the sale of Units.  In addition, the Company issued to the placement agent (1) a five-year warrant to purchase 60,000 shares of Common Stock at an exercise price of $.50 per share, on terms and conditions that are substantially similar to the terms and conditions of the Warrants issued to investors in the Offering (the "PA Common Stock Warrant") and (2) a five-year warrant to purchase 60,000 shares of Series A Preferred Stock at an exercise price of $.25 per share (the "PA Preferred Stock Warrant").

 Each holder of Series A Preferred Stock shall have the rights and preferences set forth in the Certificate of Designation of Preference, Rights and Limitations of Series A Convertible Preferred Stock (the "Certificate of Designations ") filed with the state of Nevada on November 9, 2012. Prior to the Warrant expiration date, the Company shall have the option at any time, in its sole discretion, subject to certain conditions, to redeem all of the Warrants then outstanding upon not less than thirty (30) days nor more than sixty (60) days prior written notice to the warrant holders at any time provided that, at the time of delivery of such notice (i) there is an effective registration statement covering the resale of the shares underlying the Warrants, (ii) the closing price of the Company’s Common Stock for each of the fifteen (15) consecutive trading days prior to the date of the notice of redemption is at least 200% of the Exercise Price, as proportionately adjusted to reflect any stock splits, stock dividends, combination of shares or like events; and (iii) the average trading volume for the Company’s Common Stock is at least 75,000 shares per day during the twenty (20) consecutive trading days prior to the date of the notice of redemption and that during such fifteen (15) trading day period, there is not more than one (1) trading day where there is no trading in the Company’s Common Stock. The redemption price to be paid to the Holders will be $0.001 for each share of Common Stock of the Company to which the warrant holder would then be entitled upon exercise of the Warrant being redeemed, as may be adjusted.

The securities underlying the Units, including the shares of Series A Preferred Stock, the Warrants and the Common Stock underlying the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or a valid exemption from registration. Furthermore, the Offering did not involve any public offering and the Company obtained representations from each investor that it was an “accredited investor” as that term is defined under Rule 501 of Regulation D. As of the date of this filing, there are 52,975,175 shares of Common Stock of the Company issued and outstanding and 1,200,000 shares of Series A Preferred Stock of the Company issued and outstanding.

The above descriptions of the Subscription Agreements, Warrants, PA Common Stock Warrant and PA Preferred Stock Warrant set forth in this Item 3.02 are intended to be a summary only and are qualified in their entirety by the terms of the Subscription Agreements and Warrants, forms of which are attached hereto as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K.

Consulting Arrangement

On November 29, 2012 the Company’s Board of Directors (the “Board”) approved and issued a non-qualified option to purchase 2,100,000 shares of the Company’s Common Stock at an exercise price of $0.10 per share (the “Consultant Options”) to a consultant and member of the Company’s Board of Advisors (the "Consultant") pursuant to the terms and conditions of a Consulting Agreement dated as of November 29, 2012 (the “Consulting Agreement”) whereby the Consultant agreed to advise the Company with respect to certain matters including but not limited to, attaining notoriety of the Company and its products, assisting with the design of products and other strategic guidance. Under the Consulting Agreement, 300,000 Consultant Options  are immediately exercisable  as of the effective date of the Consulting Agreement and 150,000 Consultant Options are exercisable every 3 months thereafter, expiring 5 years from the effective date of the Consulting Agreement, unless otherwise accelerated or terminated. In the event the Company shall merge, sell a controlling interest, or sell a majority of its assets; or if the Company effects an initial public offering in which a minimum of $25,000,000 is raised from the sale of its equity securities; then the unvested portion of the Consultant Options shall be immediately accelerated and fully vested.

The Consultant Options have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or a valid exemption from registration. The Consultant Options were issued pursuant to the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering.

Item 3.03  Material Modification to Rights of Security Holders

On November 9, 2012, the Board took action through a unanimous written consent authorizing the filing of the Certificate of Designations with the State of Nevada, a copy of which was simultaneously filed and became effective on such date. The Certificate of Designations authorizes the issuance and designation of 18,000,000 of the Company’s previously authorized 50,000,000 shares of preferred stock, par value $.001, as Series A Convertible Preferred Stock, with the rights and privileges as stated therein.

A copy of the Certificate of Designation is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference in this Item 3.03.

Item. 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information described in Item 3.03 above is incorporated herein by reference in its entirety.

Item 9.01  Exhibits

(d) Exhibits

10.1	Form of Subscription Agreement.
4.1	Form of Warrant issued in the Offering.
4.2	Form of PA Common Stock Warrant.
4.3	Form of PA Preferred Stock Warrant.
4.4	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of OverNear, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2012	OVERNEAR, INC.

By: /s/ Fred E. Tannous Fred E. Tannous Chief Executive Officer Chief Financial Officer